Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2023
Cash and cash equivalents [abstract]
Cash and Cash Equivalents
22)
CASH AND CASH EQUIVALENTS

	As at March 31
Particulars	2022	2023
Cash in hand	24	80
Funds in transit	32,749	37,878
Bank balances	153,389	168,779
Term deposits	27,121	77,281
Total	213,283	284,018

As of March 31, 2023, bank balances include USD 453 (March 31, 2022: USD 45) against which mainly letters of credit and bank guarantees have been issued to various airlines.

Funds in transit represents the amount collected from customers through credit cards/net banking which is outstanding as at the year end and credited to Group’s bank accounts subsequent to the year end.

The Group’s exposure to currency risk, credit risk and interest rate risk along with sensitivity analysis for financial assets is disclosed in note 5 and 34.